EXHIBIT 99.1

NEWS RELEASE
COMPUWARE CORPORATION
Corporate Headquarters One Campus Martius • Detroit, Michigan 48226 (313) 227-7300 For Immediate Release January 22, 2013

Compuware Announces Fiscal Year 2013 Q3 Results

•	Earns twelve cents per share on $257.9M in total revenues

•	APM total revenues increase 18 percent y-o-y to $85.1M

•	Covisint revenues increase 28 percent y-o-y to $23.9M

DETROIT--January 22, 2013 (BUSINESSWIRE)--Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced financial results for its third quarter ended December 31, 2012 that reflect improving margins and strong revenue momentum from its growth businesses, particularly its APM unit.

During the third quarter, total revenues were $257.9 million, compared to $253.1 million in the third quarter last year. Net income was $25.3 million, compared to $21.6 million in the third quarter last year. Earnings per share were twelve cents compared to ten cents last year, based upon 217 million and 222 million shares outstanding, respectively.

“Our results reflect the progress we are making in our business transformation, as our two growth businesses experienced year-over-year revenue growth and margin improvement,” said Compuware CEO Bob Paul.  “We have stabilized the Mainframe business and continue to generate significant revenue and cash flow to fund investments and innovation in our growth businesses. Mainframe revenue grew 17 percent quarter-over-quarter, and we expect our new Compuware APM for Mainframe offering to meaningfully contribute to our Mainframe earnings going forward. At the same time, we continued to extend our competitive advantages beyond Mainframe into higher-growth, market-leading capabilities.  Today, more than 40% of our revenues come from these higher-growth businesses, which is a dramatic improvement over prior years. Our APM business delivered 27 percent growth over last quarter, driven by the strength of the enterprise licensing business, which was up 89 percent from the second quarter.

“We are moving quickly to anticipate industry trends and drive the business forward with differentiated value solutions that optimize the user experience,” Paul added.  “We remain focused on optimizing each of our business units through prudent capital allocation and improved efficiencies and are also pursuing specific shareholder value creation strategies such as the IPO of Covisint, for which we filed a registration statement with the SEC during the quarter.  While we have additional work ahead of us, we are confident that our strategic approach to business transformation and shareholder value is delivering results.”

Mr. Paul noted that Compuware’s Board of Directors is in the process of carefully reviewing the proposal by Elliott Management Corporation. The Board will be meeting later this week to conclude its review and plans to respond very shortly to the proposal.

Compuware noted that during the company's third quarter:

•	software license fees were $64.8 million

•	maintenance fees were $102.3 million

•	subscription fees were $20.8 million

Compuware Announces Fiscal Year 2013 Q3 Results
January 22, 2013

•	professional services fees were $46.0 million

•	application services fees were $23.9 million

Third Quarter Fiscal Year 2013 Highlights

During the third quarter, Compuware:

•
Introduced Compuware APM for Mainframe, which is marketed as PurePath for zOS, the industry’s first and only solution for deep transaction management from the edge through the Mainframe. PurePath gives Compuware a formidable differentiator to successfully compete and grow market share, and is showing strong potential with several early deals already completed. The company also announced major enhancements to Compuware Strobe.

•	Submitted a registration statement on a confidential basis for Covisint Corporation, to the U.S. Securities and Exchange Commission for a possible initial public offering of its Class A common stock.

•
Announced that it has been positioned by Gartner, Inc. in the “Magic Quadrant for Integrated IT Portfolio Analysis (IIPA) Applications,” based on analyst evaluation of the Company’s market-leading project and portfolio management solution Changepoint.

•	Announced that John Van Siclen, General Manager of Compuware's application performance management business, was named a Top 25 Disrupter of 2012 by CRN.

•	Was recognized by the Michigan Business & Professional Association for the 12th consecutive year as a "101 Best and Brightest Companies to Work For" in the Detroit region.

•
Developed a new generation performance analytics solution that raises the intelligence of software-as-a-service application performance management.  Outage Analyzer provides real-time visualizations and alerts of outages in third-party web services that are mission critical to web, mobile and cloud applications around the world.

•	Detailed its strategy for helping customers to modernize enterprise applications and to leverage new technologies including cloud computing.

•	Released Uniface 9.6, a significant milestone in its vision of helping organizations modernize applications and enabling the development of applications of engagement.

•	Announced that it is providing “day one” support for IBM’s CICS Transaction Server for z/OS V5.1, a crucial component of modern, multi-tiered and customer-facing applications.

•
Announced that it has partnered with REAL TECH AG, a provider of software solutions for enterprise-wide IT management and SAP consultancy, to incorporate Compuware APM – dynaTrace Data Center Real User Monitoring into the latest release of its IT service management software.

Compuware Announces Fiscal Year 2013 Q3 Results
January 22, 2013

Compuware Corporation

Compuware Corporation, the technology performance company, provides software, experts and best practices to ensure technology works well and delivers value. Compuware solutions make the world's most important technologies perform at their best for leading organizations worldwide, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

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The Compuware logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=5950

Conference Call Information

Compuware will host a conference call to discuss these results at 5:00 p.m. Eastern time (21:00 GMT) today. To join the conference call, interested parties in the United States should call 800-700-7860. For international access, the conference call number is +1-612-332-0226. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 274653. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Senior Vice President, Investor Relations, Marketing and Communications +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF DECEMBER 31,
ASSETS
	2012	2011
CURRENT ASSETS:
Cash and cash equivalents	$64,884	$82,201
Accounts receivable, net	449,964	470,724
Deferred tax asset, net	38,669	47,460
Income taxes refundable	3,693	4,634
Prepaid expenses and other current assets	32,377	32,283
Total current assets	589,587	637,302

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	314,404	326,099

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	119,041	117,175

ACCOUNTS RECEIVABLE	190,613	216,735
DEFERRED TAX ASSET, NET	36,254	40,789
GOODWILL	799,823	797,163
OTHER ASSETS	35,202	35,547

TOTAL ASSETS	$2,084,924	$2,170,810

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$13,509	$16,805
Current portion of long term debt	-	110,000
Accrued expenses	98,171	107,512
Income taxes payable	14,883	19,073
Deferred revenue	413,446	435,219
Total current liabilities	540,009	688,609

LONG TERM DEBT	70,000	-

DEFERRED REVENUE	311,036	356,693

ACCRUED EXPENSES	29,139	27,908

DEFERRED TAX LIABILITY, NET	84,648	77,100
Total liabilities	1,034,832	1,150,310

SHAREHOLDERS' EQUITY:
Common stock	2,121	2,188
Additional paid-in capital	692,133	681,359
Retained earnings	368,445	355,650
Accumulated other comprehensive loss	(12,607)	(18,697)
Total shareholders' equity	1,050,092	1,020,500

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,084,924	$2,170,810

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,

	2012	2011	2012	2011
REVENUES:
Software license fees	$64,831	$57,121	$130,499	$152,958
Maintenance fees	102,341	106,843	307,487	322,908
Subscription fees	20,793	19,931	61,503	58,156
Professional services fees	46,049	50,575	140,155	157,403
Application services fees	23,852	18,587	64,981	52,302
Total revenues	257,866	253,057	704,625	743,727

OPERATING EXPENSES:
Cost of software license fees	5,388	4,844	15,117	13,150
Cost of maintenance fees	8,639	9,603	26,653	28,907
Cost of subscription fees	7,603	7,291	22,823	22,192
Cost of professional services	39,694	45,277	122,080	136,496
Cost of application services	20,758	17,265	57,468	53,934
Technology development and support	25,629	27,265	79,675	78,706
Sales and marketing	65,773	69,683	184,604	197,255
Administrative and general	44,733	39,236	122,819	122,717
Total operating expenses	218,217	220,464	631,239	653,357

INCOME FROM OPERATIONS	39,649	32,593	73,386	90,370

OTHER INCOME (EXPENSE), NET	(55)	231	(90)	1,221

INCOME BEFORE INCOME TAXES	39,594	32,824	73,296	91,591

INCOME TAX PROVISION	14,254	11,236	26,894	30,339

NET INCOME	$25,340	$21,588	$46,402	$61,252

DILUTED EPS COMPUTATION
Numerator: Net income	$25,340	$21,588	$46,402	$61,252
Denominator:
Weighted-average common shares outstanding	212,836	218,534	215,318	218,427
Dilutive effect of stock options	4,036	3,349	4,153	4,134
Total shares	216,872	221,883	219,471	222,561
Diluted EPS	$0.12	$0.10	$0.21	$0.28

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	NINE MONTHS ENDED
	DECEMBER 31,
	2012	2011
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$46,402	$61,252
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	49,358	44,706
Stock award compensation	20,663	17,555
Deferred income taxes	6,172	7,460
Other	552	221
Net change in assets and liabilities, net of effects from currency fluctuations and acquisitions:
Accounts receivable	17,140	(14,201)
Prepaid expenses and other current assets	(2,024)	1,940
Other assets	6,632	(3,451)
Accounts payable and accrued expenses	(24,868)	783
Deferred revenue	(91,181)	(53,184)
Income taxes	20,122	10,604
Net cash provided by operating activities	48,968	73,685

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Business, net of cash acquired	-	(249,337)
Property and equipment	(18,241)	(15,879)
Capitalized software	(24,817)	(18,346)
Other	(1,400)	(575)
Net cash used in investing activities	(44,458)	(284,137)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Proceeds from borrowings	142,800	180,200
Payments on borrowings	(117,800)	(70,200)
Net proceeds from exercise of stock awards including excess tax benefits	11,965	8,503
Employee contribution to common stock purchase plans	2,046	2,101
Repurchase of common stock	(76,366)	(4,259)
Net cash provided by (used in) financing activities	(37,355)	116,345

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(1,451)	(3,936)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(34,296)	(98,043)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	99,180	180,244

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$64,884	$82,201

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER
	ENDED
	DEC 31,		YR - YR
	2012	2011	% Chg
Total Product Software Revenue by Geography
North America	$106,211	$98,244	8.1%
International	81,754	85,651	(4.5%)

Deferred License Fees
Current	$19,451	$26,952	(27.8%)
Long-term	10,276	12,270	(16.3%)

Deferred Maintenance
Current	$310,450	$323,485	(4.0%)
Long-Term	269,275	305,549	(11.9%)

Deferred Subscription
Current	$48,315	$50,444	(4.2%)
Long-Term	8,333	13,265	(37.2%)

Deferred Professional Services	$22,322	$20,361	9.6%

Deferred Application Services	$36,060	$39,586	(8.9%)

Other:
Total Company Headcount	4,579	4,722	(3.0%)

Total DSO (Billed)	83.9	88.0
Total DSO	157.0	167.4

Stock-based compensation expense

Cost of license fees	$-	$-	N/A
Cost of maintenance fees	164	202	(18.8%)
Cost of subscription fees	(47)	(68)	30.9%
Cost of professional services	65	54	20.4%
Cost of application services	396	254	55.9%
Technology development and support	468	575	(18.6%)
Sales and marketing	1,328	1,493	(11.1%)
Administrative and general	3,110	3,062	1.6%

Total stock-based compensation expense before income taxes	$5,484	$5,572	(1.6%)

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint
					Professional	Application	Unallocated
Quarter Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses	Total

December 31, 2012

Software license fees	$33,938	$2,684	$24,743	$3,466	-	-	-	$64,831
Maintenance fees	23,369	4,139	67,048	7,785	-	-	-	102,341
Subscription fees	20,130	663	-	-	-	-	-	20,793
Professional services fees	7,624	3,137	673	1,413	$33,202	-	-	46,049
Application services fees	-	-	-	-	-	$23,852	-	23,852
Total revenues	85,061	10,623	92,464	12,664	33,202	23,852	-	257,866

Operating expenses	76,773	10,951	24,727	5,254	28,264	21,664	$50,584	218,217

Income (loss) from operations	$8,288	$(328)	$67,737	$7,410	$4,938	$2,188	$(50,584)	$39,649
Contribution margin %	9.7%	(3.1%)	73.3%	58.5%	14.9%	9.2%		15.4%

Operating expenses include:
Stock awards compensation	$680	$12	$606	$6	$45	$396	$3,739	$5,484
Amortization of purchased software	$2,272	$-	$-	$-	$-	$148	$-	$2,420
Amortization of other acquired intangible assets	$1,758	$-	$-	$-	$-	$113	$-	$1,871

December 31, 2011

Software license fees	$24,360	$3,513	$26,720	$2,528	-	-	-	$57,121
Maintenance fees	19,441	3,895	75,782	7,725	-	-	-	106,843
Subscription fees	19,379	552	-	-	-	-	-	19,931
Professional services fees	8,893	4,517	558	981	$35,626	-	-	50,575
Application services fees	-	-	-	-	-	$18,587	-	18,587
Total revenues	72,073	12,477	103,060	11,234	35,626	18,587	-	253,057

Operating expenses	82,118	11,683	24,721	5,044	31,794	17,265	$47,839	220,464

Income (loss) from operations	$(10,045)	$794	$78,339	$6,190	$3,832	$1,322	$(47,839)	$32,593
Contribution margin %	(13.9%)	6.4%	76.0%	55.1%	10.8%	7.1%		12.9%

Operating expenses include:
Stock awards compensation	$1,679	$82	$415	$47	$28	$254	$3,067	$5,572
Amortization of purchased software	$2,563	$-	$-	$-	$-	$148	$-	$2,711
Amortization of other acquired intangible assets	$2,143	$-	$-	$-	$-	$113	$-	$2,256

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint
					Professional	Application	Unallocated
Nine Months Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses	Total

December 31, 2012

Software license fees	$74,237	$5,545	$43,566	$7,151	-	-	-	$130,499
Maintenance fees	66,544	12,321	205,972	22,650	-	-	-	307,487
Subscription fees	59,526	1,977	-	-	-	-	-	61,503
Professional services fees	23,003	9,898	1,640	3,684	$101,930	-	-	140,155
Application services fees	-	-	-	-	-	$64,981	-	64,981
Total revenues	223,310	29,741	251,178	33,485	101,930	64,981	-	704,625

Operating expenses	226,928	31,392	67,856	15,279	85,322	59,731	$144,731	631,239

Income (loss) from operations	$(3,618)	$(1,651)	$183,322	$18,206	$16,608	$5,250	$(144,731)	$73,386
Contribution margin %	(1.6%)	(5.6%)	73.0%	54.4%	16.3%	8.1%		10.4%

Operating expenses include:
Stock awards compensation	$3,834	$42	$2,118	$42	$160	$1,105	$13,362	$20,663
Amortization of purchased software	$6,755	$-	$-	$-	$-	$444	$-	$7,199
Amortization of other acquired intangible assets	$5,435	$-	$-	$-	$-	$338	$-	$5,773

December 31, 2011

Software license fees	$54,142	$7,643	$83,874	$7,299	-	-	-	$152,958
Maintenance fees	57,003	11,647	230,776	23,482	-	-	-	322,908
Subscription fees	56,639	1,517	-	-	-	-	-	58,156
Professional services fees	22,646	12,487	3,960	3,259	$115,051	-	-	157,403
Application services fees	-	-	-	-	-	$52,302	-	52,302
Total revenues	190,430	33,294	318,610	34,040	115,051	52,302	-	743,727

Operating expenses	231,489	33,989	72,926	15,595	95,045	53,934	$150,379	653,357

Income (loss) from operations	$(41,059)	$(695)	$245,684	$18,445	$20,006	$(1,632)	$(150,379)	$90,370
Contribution margin %	(21.6%)	(2.1%)	77.1%	54.2%	17.4%	(3.1%)		12.2%

Operating expenses include:
Stock awards compensation	$4,945	$288	$1,451	$164	$231	$1,196	$9,280	$17,555
Amortization of purchased software	$5,994	$-	$-	$-	$-	$444		$6,438
Amortization of other acquired intangible assets	$5,956	$-	$-	$-	$-	$338		$6,294